COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
21.	COMMITMENTS AND CONTINGENCIES
Capital commitment
The Group had outstanding capital commitments mainly relating to capital expenditures of office space construction and leasehold improvement. As of December 31, 2020, the payment due within one year was RMB67,585 and the payment due thereafter amounted to RMB34,432.
Contingencies
From time to time, the Group is involved in claims and legal proceedings that arise in the ordinary course of business. The Group records a liability when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated. The Group reviews the need for any such liability on a regular basis. The Group has not recorded any material liabilities in this regard as of December 31, 2019 and 2020.